Exhibit 10.2

EXECUTION VERSION

FIRST LIEN GUARANTY AND SECURITY AGREEMENT

dated as of June June 29, 2017

made by

BIOSCRIP, INC.
as Issuer

and

The other Grantors From Time to Time Party Hereto

in favor of

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Collateral Agent

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Table of Contents

(continued)

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Table of Contents

(continued)

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Schedules

Schedule 1	-	Notice Addresses
Schedule 2	-	Pledged Securities; Promissory Notes
Schedule 3	-	Filings and Other Actions Required to Perfect Security Interests
Schedule 4	-	Legal Name, Organizational Status, Chief Executive Office
Schedule 5	-	Prior Names and Prior Chief Executive Offices
Schedule 6	-	Records Locations
Schedule 7	-	Patents and Patent Licenses
Schedule 8	-	Trademarks and Trademark Licenses
Schedule 9	-	Copyrights and Copyright Licenses
Schedule 10	-	Commercial Tort Claims

Annexes

Annex I	-	Form of Joinder Agreement
Annex II	-	Form of Intellectual Property Security Agreement
Annex III	-	Form of Acknowledgment and Consent

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FIRST LIEN GUARANTY AND SECURITY AGREEMENT

THIS FIRST LIEN GUARANTY AND SECURITY AGREEMENT, dated as of June 29, 2017, is made by BIOSCRIP, INC., a Delaware corporation (the “Issuer”), and certain Subsidiaries of the Issuer identified on the signature pages hereto as “Guarantors” (together with the Issuer and any other Subsidiary of the Issuer that becomes a party hereto from time to time after the date hereof, each, a “Grantor” and, collectively, the “Grantors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns, the “Collateral Agent”) for itself and the other Secured Parties (as defined below).

WHEREAS, the Issuer is entering into that certain First Lien Note Purchase Agreement dated as of the date hereof (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Purchase Agreement”) by and among the Issuer, the purchasers from time to time party thereto (collectively, the “Purchasers”) and the Collateral Agent, providing for, among other things, the issuance by the Issuer and the purchase by the Purchasers of the Notes, subject to the terms set forth therein; and

WHEREAS, it is a condition precedent to the obligations of the Purchasers and the Collateral Agent under the Note Documents that the Grantors enter into this Agreement, pursuant to which, subject to the terms and conditions herein, the Grantors (other than the Issuer) shall guaranty all Obligations of the Issuer and the Grantors (including the Issuer) shall grant first-priority Liens on substantially all of their personal property to the Collateral Agent, on behalf of the Secured Parties, to secure the Grantors’ respective Obligations.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent and the Purchasers to enter into the Note Purchase Agreement and to induce the Purchasers to purchase the Notes pursuant thereto, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

ARTICLE I

Definitions

Section 1.1           Definitions.

(a)          Each term defined above shall have the meaning set forth above for all purposes of this Agreement. Unless otherwise defined herein, terms defined in the Note Purchase Agreement and used herein shall have the meanings assigned to such terms in the Note Purchase Agreement, and the terms “Account Debtor”, “Account”, “Cash Proceeds”, “Certificated Security”, “Chattel Paper”, “Commercial Tort Claim”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixture”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Noncash Proceeds”, “Payment Intangible”, “Proceeds”, “Securities Account”, “Security”, “Security Entitlement”, “Software”, “Supporting Obligations”, and “Tangible Chattel Paper” shall have the meanings assigned to such terms in the UCC as in effect in the State of New York on the date hereof:

(b)          The following terms shall have the following meanings:

“Agreement” shall mean this First Lien Guaranty and Security Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Avoidance Provisions” shall have the meaning set forth in Section 2.1(d).

“Bankruptcy Code” shall have the meaning set forth in Section 2.1(c)(i).

“Collateral” shall have the meaning set forth in Section 3.1.

“Copyright Licenses” shall mean any and all present and future agreements with respect to which a Grantor is a party providing for the granting of any right in or to Copyrights (whether the applicable Grantor is licensee or licensor thereunder).

“Copyrights” shall mean, collectively, with respect to each Grantor, all copyrights, whether registered or unregistered, owned by or assigned to such Grantor and all registrations and applications for the foregoing (whether by statutory or common law, whether established or registered in the United States, any State thereof, or any other country or any political subdivision thereof and, in each case, whether owned by or assigned to such Grantor), together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of any copyrights, (ii) extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof. As of the Closing Date, all Copyright registrations and applications of the Grantors are set forth on Schedule 9.

“Excluded Capital Stock” shall mean (i) any Capital Stock or Stock Equivalent of any Subsidiary of any Grantor that is not a wholly owned Subsidiary of such Grantor and of any joint venture, in each case, to the extent a pledge thereof is not permitted by the terms of such Person’s organizational documents or joint venture documents (provided that such Grantor shall use commercially reasonable efforts to ensure that such organizational documents or joint venture documents permit a pledge of such Capital Stock or Stock Equivalent) and (ii) any Capital Stock of any Foreign Subsidiary owned by any Grantor in excess of 65% of the issued and outstanding voting Capital Stock of such Foreign Subsidiary; provided, that “Excluded Capital Stock” shall not include any proceeds, products, substitutions or replacements of Excluded Capital Stock (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Capital Stock).

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“Excluded Property” shall mean (i) any fee-owned Real Estate with a fair market value of less than $2,500,000 (as of the date of the acquisition of such Real Estate) (provided that the fair market value of all fee-owned Real Estate constituting Excluded Property shall not exceed $5,000,000) and all Real Estate constituting leasehold interests; (ii) any motor vehicles and other assets subject to certificates of title to the extent that a security interest therein cannot be perfected by the filing of a UCC financing statement; (iii) any Letter-of-Credit Rights (except to the extent constituting a support obligation for other Collateral as to which the perfection of security interests in such other Collateral and the support obligation is accomplished solely by the filing of a UCC financing statement) and Commercial Tort Claims, in each case, with a value of less than $1,000,000; (iv) Excluded Capital Stock; (v) any license, Instrument, agreement or other General Intangible (other than Proceeds and Accounts thereof) to the extent, and so long as, the pledge thereof as Collateral would violate the terms thereof or result in a breach by any Grantor of any agreement related thereto, but only to the extent, and only for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC, the Bankruptcy Code or any other Requirement of Law and such prohibition is not prohibited under Section 7.8 of the Note Purchase Agreement (provided, that such assets shall cease to be Excluded Property at such time as such prohibition or restriction is terminated, rendered unenforceable, or deemed ineffective or otherwise ceases to be in effect and, upon such prohibition or restriction being terminated, rendered unenforceable, deemed ineffective or otherwise ceasing to be in effect, the Lien granted herein shall be deemed to have automatically attached to such assets); (vi) Excluded Accounts; (vii) any United States intent-to-use trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office (provide that, upon such filing and acceptance, such intent-to-use applications shall cease to be Excluded Property); (viii) any other assets to the extent the pledge thereof is prohibited by any Requirement of Law (other than Proceeds and Accounts thereof), but only to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC, the Bankruptcy Code or any other Requirement of Law (provided, that such assets shall cease to be Excluded Property at such time as such prohibition is terminated, rendered unenforceable, or deemed ineffective or otherwise ceases to be in effect and, upon such prohibition being terminated, rendered unenforceable, deemed ineffective or otherwise ceasing to be in effect, the Lien granted herein shall be deemed to have automatically attached to such assets); (ix) those assets of the Grantors as to which the Collateral Agent (at the direction of the Required Purchasers) shall reasonably determine that the costs of obtaining or perfecting such security interest are excessive in relation to the value of the security to the Secured Parties to be afforded thereby; and (x) such other assets of the Grantors as may be agreed by the Collateral Agent (at the direction of the Required Purchasers); provided, that “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

“Guaranteed Obligations” shall have the meaning set forth in Section 2.1(a).

“Guarantors” shall mean, collectively, each Grantor other than the Issuer.

“Intellectual Property Licenses” shall mean any and all Trademark Licenses, Copyright Licenses and Patent Licenses.

“Intellectual Property Rights” shall mean any and all Trademarks, Copyrights, Patents, Software (including source code, object code, data and related documentation), internet domain names, trade secrets and other confidential business information and other intellectual property or proprietary rights.

“Patent Licenses” shall mean any and all present and future agreements with respect to which a Grantor is a party providing for the granting of any right in or to Patents (whether the applicable Grantor is licensee or licensor thereunder).

“Patents” shall mean, collectively, with respect to each Grantor, all letters patent owned by or issued or assigned to, and all patent applications and registrations made by, such Grantor (whether established or registered or recorded in the United States, or any other country or any political subdivision thereof and, in each case, whether owned by or assigned to such Grantor) and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, and rights to obtain any of the foregoing, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof. As of the Closing Date, all Patents of the Grantors are set forth on Schedule 7.

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“Pledged Certificated Stock” shall mean all Certificated Securities and any other Capital Stock or Stock Equivalent of any Person, other than Excluded Property, evidenced by a certificate, instrument or other similar document, in each case, now owned or at any time hereafter acquired by any Grantor, and any dividend or distribution of cash, instruments or other property made on, in respect of or in exchange for the foregoing from time to time. As of the Closing Date, all Pledged Certificated Stock of the Grantors is set forth on Schedule 2.

“Pledged Securities” shall mean, collectively, all Pledged Certificated Stock, all Pledged Uncertificated Stock and all Promissory Notes held by a Grantor and pledged to the Collateral Agent hereunder.

“Pledged Security Issuers” shall mean, collectively, each issuer of a Pledged Security.

“Pledged Uncertificated Stock” shall mean any Capital Stock or Stock Equivalent of any Person, other than Pledged Certificated Stock and Excluded Property, in each case now owned or at any time hereafter acquired by any Grantor, including all right, title and interest of any Grantor as a limited or general partner in any partnership or as a member of any limited liability company not constituting Pledged Certificated Stock, all right, title and interest of any Grantor in, to and under any organizational document of any partnership or limited liability company to which it is a party, and any dividend or distribution of cash, instruments, or other property made on, in respect of, or in exchange for the foregoing from time to time. As of the Closing Date, all Pledged Uncertificated Stock of the Grantors is set forth on Schedule 2.

“Promissory Note” shall mean an instrument within the description of “promissory note” as defined in Article 9 of the UCC.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Note Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” as defined in the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualified as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Obligations” shall have the meaning set forth in Section 3.1.

“Secured Parties” shall mean, collectively, the Collateral Agent, the Purchasers, the Purchaser-Related Hedge Providers and the Bank Product Providers.

“Securities Act” shall mean the Securities Act of 1933, as amended and in effect from time to time.

“Stock Equivalents” shall mean all Securities convertible into or exchangeable for Capital Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Capital Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable.

“Swap Obligations” shall mean any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Termination Date” shall have the meaning set forth in Section 10.16(a).

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“Trademark Licenses” shall mean any and all present and future agreements with respect to which a Grantor is a party providing for the granting of any right in or to Trademarks (whether the applicable Grantor is licensee or licensor thereunder).

“Trademarks” shall mean, collectively, with respect to each Grantor, all trademarks, service marks, slogans, logos, certification marks, trade dress, corporate names, trade names and other source or business identifiers, whether registered or unregistered, owned by or assigned to such Grantor and all registrations and applications for the foregoing (whether by statutory or common law, whether established or registered in the United States, any State thereof, or any other country or any political subdivision thereof and, in each case, whether owned by or assigned to such Grantor), and all goodwill associated therewith, now existing or hereafter adopted or acquired, together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of any trademarks, (ii)  extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof. As of the Closing Date, all Trademark registrations and applications of the Grantors are set forth on Schedule 8.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

Section 1.2           Other Definitional Provisions; References. The definition of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits, Schedules and Annexes shall, unless otherwise stated, be construed to refer to Articles and Sections of, and Exhibits, Schedules and Annexes to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof. The words “knowledge of any Grantor” or any like term shall mean the actual knowledge of a Responsible Officer of any Grantor.

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ARTICLE II

Guarantee

Section 2.1           Guarantee.

(a)          Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (i) the due and punctual payment of all Obligations of the Issuer and the other Note Parties including (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (B) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Note Parties to the Collateral Agent and the Purchasers under the Note Purchase Agreement and the other Note Documents; (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Note Parties under or pursuant to the Note Purchase Agreement and the other Note Documents; (iii) the due and punctual payment of all Bank Product Obligations; and (iv) the due and punctual payment and performance of all Hedging Obligations owed by any Note Party to any Purchaser-Related Hedge Provider (other than any Excluded Swap Obligations with respect to such Guarantor) (all the monetary and other obligations referred to in the preceding clauses (i) through (iv) being collectively called the “Guaranteed Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from such Guarantor and that such Guarantor will remain bound by its guarantee notwithstanding any extension or renewal of any Guaranteed Obligations made in accordance with the Note Purchase Agreement.

(b)          Each Guarantor further agrees that its guarantee constitutes a joint and several obligation and a guarantee of payment when due and not of collection, and waives to the extent permitted by applicable law: (i) promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations under this Article II and any requirement that the Secured Parties exhaust any right or take any action against any Note Party or any other Person or any Collateral, (iii) any right to compel or direct any Secured Party to seek payment or recovery of any amounts owed under this Article II from any one particular fund or source or to exhaust any right or take any action against any other Note Party, any other Person or any Collateral and (iv) any requirement that any Secured Party exhaust any right to take any action against any Note Party, any other Person or any Collateral.

(c)          It is the intent of each Guarantor and the Collateral Agent that the maximum obligations of the Guarantors hereunder shall be, but not in excess of:

(i)          in a case or proceeding commenced by or against any Guarantor under the provisions of Title 11 of the United States Code, 11 U.S.C. §§101 et seq., as amended and in effect from time to time (the “Bankruptcy Code”), on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

(ii)         in a case or proceeding commenced by or against any Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

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(iii)        in a case or proceeding commenced by or against any Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations to be avoidable or unenforceable against such Guarantor under such law, statute or regulation, including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(d)          The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations as may be determined in any case or proceeding shall hereinafter be referred to as the “Avoidance Provisions”. To the extent set forth in subsections (c)(i), (ii) and (iii) of this Section, but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance or found unenforceable under the Avoidance Provisions, if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to the contribution rights set forth in Section 2.1(g) hereof and any other indemnifications payments due to such Guarantor by any other Guarantor, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations, as so reduced, to be subject to avoidance or unenforceability under the Avoidance Provisions (such maximum amount, the “Allocable Amount”).

(e)          This Section is intended solely to preserve the rights of the Collateral Agent and the Secured Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of such Guarantor to be subject to avoidance or unenforceability under the Avoidance Provisions, and neither the Grantors nor any other Person shall have any right or claim under this Section as against the Collateral Agent or any Secured Party that would not otherwise be available to such Person under the Avoidance Provisions.

(f)          Each Guarantor agrees that if the maturity of any of the Guaranteed Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this guarantee without demand or notice to such Guarantor. The guarantee contained in this Article shall remain in full force and effect until the earlier of (i) the Termination Date and (ii) in respect of any Guarantor, the release of such Guarantor from this Agreement in accordance with the provisions of Section 10.16(b) hereof.

(g)          To the extent that any Guarantor shall make a payment under this guarantee of all or any of the Guaranteed Obligations (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by such Guarantor, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s Allocable Amount (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of the Guarantors in effect immediately prior to the making of such Guarantor Payment, then, following payment in full of the Guaranteed Obligations (other than Hedging Obligations owed by any Note Party to any Purchaser-Related Hedge Provider, Bank Product Obligations and indemnities and other contingent obligations not then due and payable and as to which no claim has been made), such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. This Section 2.1(g) is intended only to define the relative rights of Guarantors and nothing set forth in this Section 2.1(g) is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement.

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Section 2.2           Payments. Each Guarantor hereby agrees and guarantees that payments hereunder will be paid to the Secured Parties without set-off or counterclaim in Dollars at the office or to the bank account of each such Secured Party provided for in the Note Purchase Agreement.

ARTICLE III

Grant of Security Interest

Section 3.1           Grant of Security Interest. Each Grantor hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a first-priority security interest in and lien on all right, title and interest of such Grantor in all of the following property, wherever located and whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, other than any Excluded Swap Obligation with respect to such Grantor (collectively, the “Secured Obligations”):

(a)          all Accounts, including, without limitation, all Accounts owing by any Governmental Authority (including, without limitation, any and all accounts arising or reimbursable under Medicare, Medicaid or any other Governmental Payor Arrangement), and Chattel Paper (whether tangible or electronic);

(b)          all Commercial Tort Claims described on Schedule 10 hereto as such Schedule may be updated from time to time;

(c)           all contracts together with all contract rights arising thereunder;

(d)          all money, cash, cash equivalents, Deposit Accounts, Securities Accounts, commodities accounts and lockboxes and all money, cash, Securities and other Investment Property deposited therein;

(e)          all Documents;

(f)           all General Intangibles;

(g)          all Goods (including, without limitation, all Inventory, all Equipment and all Fixtures);

(h)          all Instruments;

(i)          all Investment Property;

(j)          all Letter-of-Credit Rights;

(k)         all Notes (including, without limitation, all intercompany Notes) and all other intercompany obligations between the Note Parties;

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(l)            all Pledged Securities;

(m)          all Intellectual Property Rights;

(n)          all Intellectual Property Licenses;

(o)          all books and records, Supporting Obligations and related letters of credit or other claims and causes of action, in each case to the extent pertaining to the Collateral; and

(p)          to the extent not otherwise included, substitutions, replacements, accessions, products and other Proceeds (whether tangible or intangible and including, without limitation, insurance proceeds, licenses, royalties, income, payments, claims, damages, proceeds of suit, Cash Proceeds and Noncash Proceeds) of any or all of the foregoing and all collateral security, guarantees and other Supporting Obligations given with respect to any of the foregoing;

provided that, notwithstanding the foregoing, no Lien or security interest is hereby granted on, and the Collateral shall not include, any Excluded Property, and, to the extent that any Collateral later becomes Excluded Property, the Lien granted hereunder will automatically be deemed to have been released; provided, further, that if and when any property shall cease to be Excluded Property, a Lien on and security interest in such property shall automatically be deemed granted therein.

Section 3.2           Transfer of Pledged Securities. All certificates and instruments representing or evidencing the Pledged Certificated Stock shall be delivered to the Collateral Agent or a Person designated by the Collateral Agent in accordance with the terms of the Note Purchase Agreement and shall be held pursuant hereto by the Collateral Agent or a Person designated by the Collateral Agent and, in the case of an instrument or certificate in registered form, shall be duly indorsed to the Collateral Agent or in blank by an effective endorsement (whether on the certificate or instrument or on a separate writing), and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Collateral Agent. Notwithstanding the preceding sentence, all Pledged Certificated Stock must be delivered or transferred in such manner, and each Grantor shall take all such further action as is necessary to permit the Collateral Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8-303 of the UCC.

Section 3.3           Grantors Remain Liable under Accounts, Chattel Paper and Payment Intangibles. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts, Chattel Paper and Payment Intangibles owned or held by it to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, Chattel Paper or Payment Intangible. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any such other Secured Party of any payment relating to such Account, Chattel Paper or Payment Intangible pursuant hereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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ARTICLE IV

Acknowledgments, Waivers and Consents

Section 4.1           Acknowledgments, Waivers and Consents.

(a)          Each Guarantor acknowledges and agrees that the obligations undertaken by it under this Agreement involve the guarantee of, and each Grantor acknowledges and agrees that the obligations undertaken by it under this Agreement involve the provision of security in the Collateral for, obligations of Persons other than such Grantor and that such Grantor’s guarantee and provision of security in the Collateral for the Secured Obligations are absolute, irrevocable and unconditional under any and all circumstances (subject to the terms of this Agreement and the other Note Documents and subject to any Requirements of Law). Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and in the Note Purchase Agreement and that the waivers set forth in clause (ii) below are knowingly made in contemplation of such benefits. In full recognition and furtherance of the foregoing, each Grantor understands and agrees, to the fullest extent permitted under applicable law and except as may otherwise be expressly and specifically provided in the Note Documents, that each Grantor shall remain obligated hereunder (including with respect to each Guarantor, the guarantee made by it herein and, with respect to each Grantor, the security in the Collateral provided by such Grantor herein), and the enforceability and effectiveness of this Agreement and the liability of such Grantor, and the rights, remedies, powers and privileges of the Collateral Agent and the other Secured Parties under this Agreement and the other Note Documents, shall not be affected, limited, reduced, discharged or terminated in any way and hereby agrees that:

(i)          notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, in each case, subject to and in accordance with the terms of the Note Documents, (A) any demand for payment of any of the Secured Obligations made by the Collateral Agent or any other Secured Party may be rescinded by the Collateral Agent or such other Secured Party and any of the Secured Obligations continued; (B) the Secured Obligations, the liability of any other Person upon or for any part thereof or any collateral security or guarantee therefor or right of offset with respect thereto may, from time to time, in whole or in part, be renewed, extended, amended, restated, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, the Collateral Agent or any other Secured Party; (C) the Note Purchase Agreement, the other Note Documents and all other documents executed and delivered in connection therewith or in connection with Hedging Obligations and Bank Product Obligations included as Obligations may be amended, restated, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Required Purchasers, all Purchasers, or the other parties thereto, as the case may be) may deem advisable from time to time; (D) the Issuer, any Guarantor or any other Person may from time to time accept or enter into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to any Note Document, all or any part of the Secured Obligations or any Collateral now or in the future serving as security for the Secured Obligations; (E) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released; and (F) any other event shall occur which constitutes a defense or release of sureties generally (other than a defense of payment or performance in full of all Guaranteed Obligations and Secured Obligations (other than Hedging Obligations owed by any Note Party to any Purchaser-Related Hedge Provider, Bank Product Obligations and indemnities and other contingent obligations not then due and payable and as to which no claim has been made)); and

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(ii)         regardless of, and each Grantor hereby expressly waives to the fullest extent permitted by law, any defense now or in the future arising by reason of, (A) the illegality, invalidity or unenforceability of the Note Purchase Agreement, any other Note Document, any of the Secured Obligations or any other security in the Collateral therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any other Secured Party (other than any such illegality, invalidity or unenforceability that occurs solely as a result of any action or inaction on the part of the Collateral Agent or any Purchaser); (B) any defense, set-off or counterclaim which may at any time be available to or be asserted by any Grantor or any other Person against the Collateral Agent or any other Secured Party; (C) the insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of corporate or other organizational power of any Grantor or any other Person at any time liable for the payment of all or part of the Secured Obligations or the failure of the Collateral Agent or any other Secured Party to file or enforce a claim in bankruptcy or other proceeding with respect to any Person, or any sale, lease or transfer of any or all of the assets of any Grantor, or any changes in the shareholders of any Grantor; (D) the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Secured Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien (other than solely as a result of any action or inaction on the part of the Collateral Agent or any Purchaser), it being recognized and agreed by each of the Grantors that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Secured Obligations; (E) any failure of the Collateral Agent or any other Secured Party to marshal assets in favor of any Grantor or any other Person, to exhaust any Collateral for all or any part of the Secured Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any Grantor or any other Person or to take any action whatsoever to mitigate or reduce any Grantor’s liability under this Agreement or any other Note Document; (F) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation (but subject to Section 2.1(c)-(g) hereof); (G) the possibility that the Secured Obligations may at any time and from time to time exceed the aggregate liability of such Grantor under this Agreement; (H) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Note Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Note Party or otherwise; or (I) any other circumstance or act whatsoever, including any action or omission of the type described in subsection (a)(i) of this Section (with or without notice to or knowledge of any Grantor), which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Issuer for the Obligations, or of such Guarantor under the guarantee contained in Article II, or with respect to the collateral security provided by such Grantor herein, or which might be available to a surety or guarantor, in bankruptcy or in any other instance (other than, in the case of clauses (A) through (I) hereof, (x) a defense of payment or performance in full of all Guaranteed Obligations and Secured Obligations (other than Hedging Obligations owed by any Note Party to any Purchaser-Related Hedge Provider, Bank Product Obligations and indemnities and other contingent obligations not then due and payable and as to which no claim has been made) or (y) a defense that an Event of Default has not occurred under the Note Purchase Agreement or any other Note Document).

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(b)          Each Grantor hereby waives to the extent permitted by law and, in each case, except as expressly provided otherwise in any Note Document, (i) all notices to such Grantor, or to any other Person, including, but not limited to, notices of the acceptance of this Agreement, the guarantee contained in Article II or the provision of security in the Collateral provided herein, or the creation, renewal, extension, modification or accrual of any Secured Obligations, or notice of or proof of reliance by the Collateral Agent or any other Secured Party upon the guarantee contained in Article II or upon the security in the Collateral provided herein, or of default in the payment or performance of any of the Secured Obligations owed to the Collateral Agent or any other Secured Party and enforcement of any right or remedy with respect thereto, or notice of any other matters relating thereto; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in Article II and the security in the Collateral provided herein and no notice of creation of the Secured Obligations or any extension of credit already or hereafter contracted by or extended to the Issuer need be given to any Grantor, and all dealings between the Issuer and any of the Grantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in Article II and on the security in the Collateral provided herein; (ii) diligence and demand of payment, presentment, protest, dishonor and notice of dishonor; (iii) any statute of limitations affecting any Grantor’s liability hereunder or the enforcement thereof; (iv) all rights of revocation with respect to the Secured Obligations, the guarantee contained in Article II and the provision of security in the Collateral herein and acknowledges that Article II and the provision of security in the Collateral herein is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future; and (v) all principles or provisions of law which conflict with the terms of this Agreement and which can, as a matter of law, be waived.

(c)          When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against the Issuer, any other Grantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Issuer, any other Grantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Issuer, any other Grantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any other Secured Party against any Grantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guarantee contained in Article II or any property subject thereto.

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Section 4.2           No Subrogation, Contribution or Reimbursement. Until all Secured Obligations are satisfied in full (other than Hedging Obligations owed by any Note Party to any Purchaser-Related Hedge Provider, Bank Product Obligations and indemnities and other contingent obligations not then due and payable and as to which no claim has been made) and all Commitments of each Purchaser under the Note Purchase Agreement or any other Note Document have been terminated, notwithstanding any payment made by any Grantor hereunder or any set-off or application of funds of any Grantor by the Collateral Agent or any other Secured Party, each Grantor’s right of subrogation to any of the rights of the Collateral Agent or any other Secured Party against the Issuer or any other Grantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any other Secured Party for the payment of the Secured Obligations shall be subordinated, and no Grantor shall seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Issuer or any other Grantor in respect of payments made by such Grantor hereunder, and each Grantor hereby expressly agrees not to exercise any or all such rights of subrogation, reimbursement, indemnity and contribution until the payment in full in cash of the Secured Obligations (other than Hedging Obligations owed by any Note Party to any Purchaser-Related Hedge Provider, Bank Product Obligations and indemnities and other contingent obligations not then due and payable and as to which no claim has been made). Each Grantor further agrees that to the extent that such waiver and release set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement, indemnity and contribution such Grantor may have against the Issuer or any other Grantor or against any collateral or security or guarantee or right of offset held by the Collateral Agent or any other Secured Party shall be junior and subordinate to any rights the Collateral Agent and the other Secured Parties may have against the Issuer and such Grantor and to all right, title and interest the Collateral Agent and the other Secured Parties may have in such collateral or security or guarantee or right of offset. In accordance with the terms hereof, the Collateral Agent, for the benefit of the Secured Parties, may use, sell or dispose of any item of Collateral or security as it sees fit without regard to any subrogation rights any Grantor may have, and upon any disposition or sale of such Collateral by the Collateral Agent in accordance with the terms hereof, any rights of subrogation any Grantor may have that specifically attach to such Collateral shall terminate.

ARTICLE V

Representations and Warranties

To induce the Collateral Agent and the other Secured Parties to enter into the Note Purchase Agreement and the other Note Documents, to induce the Purchasers to purchase the Notes pursuant to the Note Purchase Agreement and to induce the Purchaser-Related Hedge Providers and the Bank Product Providers to enter into Hedging Obligations and Bank Product Obligations with the Grantors, each Grantor represents and warrants to the Collateral Agent and each other Secured Party as follows:

Section 5.1           Confirmation of Representations in Note Purchase Agreement. Each Guarantor represents and warrants to the Secured Parties that the representations and warranties set forth in Article IV of the Note Purchase Agreement that specifically relate to such Guarantor (in its capacity as a Note Party or a Subsidiary of the Issuer, as the case may be) are true and correct in all material respects (or if already qualified by materiality or Material Adverse Effect, in all respects); provided that each reference in each such representation and warranty to the Issuer’s knowledge shall, for the purposes of this Section, be deemed to be a reference to such Guarantor’s knowledge.

Section 5.2           Benefit to the Guarantors. As of the Closing Date, the Issuer is a member of an affiliated group of companies that includes each Guarantor, and the Issuer and the Guarantors are engaged in related businesses permitted pursuant to Section 5.3 of the Note Purchase Agreement. Each Guarantor is a Subsidiary of the Issuer, and the guaranty and surety obligations of each Guarantor pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, such Guarantor; and each Guarantor has determined that this Agreement is necessary and convenient to the conduct and promotion of the business of such Guarantor and the Issuer.

Section 5.3           Pledged Securities; Promissory Notes. As of the Closing Date, Schedule 2 correctly sets forth (a) all duly authorized, issued and outstanding Capital Stock of each Guarantor and each other Person that is beneficially owned by each Grantor and (b) all Notes held by each Grantor, in each case on the Closing Date. No Pledged Security issued by a limited liability company or a limited partnership is a “Security” within the meaning of Article 8 of the UCC, unless such Pledged Security is evidenced by a certificate.

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Section 5.4           First Priority Liens. The Liens granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement shall be valid, first-priority, fully perfected Liens on, and security interests in, all right, title and interest of the Grantors in the Collateral and the proceeds thereof, as security for the Secured Obligations, prior to and superior to any other Person (except for Specified Permitted Liens) upon the occurrence of the following with respect to such Collateral: (i) in the case of Pledged Certificated Stock, when certificates representing such Pledged Certificated Stock together with transfer powers thereto are delivered to the Collateral Agent or its designee, (ii) in the case of deposit accounts (other than Excluded Accounts) or Investment Property, when an Account Control Agreement is executed and delivered by all parties thereto with respect to such deposit accounts or Investment Property, (iii) (x) in the case of Copyrights, when the filings in subsection (iv) of this Section are made and when, if applicable, the Copyright Security Agreements in the form attached hereto as Annex II are filed in the United States Copyright Office, and (y) in the case of Trademarks or Patents, when the filings in subsection (iv) of this Section are made and when, if applicable, the Trademark Security Agreements or the Patent Security Agreements, as applicable, in the form attached hereto as Annex II are filed in the United States Patent and Trademark Office and (iv) in the case of the other Collateral described in this Agreement in which a Lien may be perfected by the filing of a financing statement, when UCC financing statements are filed in the appropriate filing offices as specified in Article 9 of the UCC (which, as of the Closing Date, for each of the Grantors is the filing office set forth for each Grantor on Schedule 3).

Section 5.5           Legal Name, Organizational Status, Chief Executive Office. As of the Closing Date, the correct legal name of such Grantor, such Grantor’s jurisdiction of organization, organizational identification number (if any), federal taxpayer identification number and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 4.

Section 5.6           Prior Names, Prior Chief Executive Offices. Schedule 5 correctly sets forth (a) all names and trade names that such Grantor has used in the five years preceding the Closing Date and (b) each chief executive office of such Grantor in the five years preceding the Closing Date (if different from that which is set forth in Schedule 4); provided that, with respect to any Grantor that was acquired during such five-year period preceding the Closing Date, the information set forth on Schedule 5 hereto shall be correct to the best of such Grantor’s knowledge.

Section 5.7           Chattel Paper. No Collateral constituting Chattel Paper in excess of $1,000,000 or Instruments contains any statement therein to the effect that such Collateral has been assigned to an identified party other than the Collateral Agent, and the grant of a security interest in such Collateral in favor of the Collateral Agent hereunder does not violate the rights of any other Person as a secured party.

Section 5.8           Truth of Information; Accounts. All written information with respect to the Collateral set forth in any schedule, certificate or other writing (other than the Profit Plans and other forward-looking information (which shall be subject solely to the representation set forth in the last sentence of Section 4.4(a) of the Note Purchase Agreement), information regarding third parties and general economic or industry information ) furnished by or on behalf of such Grantor to the Collateral Agent or any other Secured Party (as modified or supplemented by any other information so furnished), is or will be, when furnished and taken as a whole, complete and correct in all material respects and does not or will not, when furnished and taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. As of the Closing Date, the locations where each Grantor keeps its books and records concerning any Accounts, Chattel Paper and Payment Intangibles that constitute Collateral are set forth on Schedule 6.

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Section 5.9           Governmental Obligors. Except as disclosed to the Collateral Agent from time to time, none of the Account Debtors on such Grantor’s Accounts, Chattel Paper or Payment Intangibles is a Governmental Authority, except to the extent such Accounts, Chattel Paper or Payment Intangibles have an aggregate value of less than $1,000,000 at any time outstanding.

Section 5.10         Intellectual Property Rights. Schedule 7 sets forth all Patents and Patent Licenses owned by such Grantor as of the Closing Date; Schedule 8 sets forth all registered Trademarks and Trademark Licenses owned by such Grantor as of the Closing Date; and Schedule 9 sets forth all registered Copyrights and Copyright Licenses owned by such Grantor as of the Closing Date, in each of the foregoing cases, excluding commercially available software and non-exclusive licenses granted by or, to the extent such licenses are not material to the business of such Grantor, to such Grantor in the ordinary course of business. To the best of each such Grantor’s knowledge, each such Patent, Trademark and Copyright is valid, subsisting, unexpired and enforceable and has not been abandoned. Except as set forth in any such Schedule and any non-exclusive licenses made in the ordinary course of business, none of such Patents, Trademarks and Copyrights is the subject of any licensing or franchise agreement. Except for the regular course of prosecution, (a) no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any such Patent, Trademark or Copyright and (b) no action or proceeding is pending (i) seeking to limit, cancel or question the validity of any such Patent, Trademark or Copyright, or (ii) which, if adversely determined, would have a material adverse effect on the value of any such Patent, Trademark or Copyright. Each Grantor owns all material Intellectual Property Rights purported to be owned by such Grantor free and clear of any Liens, other than Liens permitted by Section 7.2 of the Note Purchase Agreement. The Intellectual Property Rights owned by each Grantor do not infringe or otherwise violate any intellectual property or other proprietary rights of any other Person in a manner that could result in a materially adverse claim. There is no action pending or, to the best of such Grantor’s knowledge, threatened in writing, alleging any such infringement or violation or challenging such Grantor’s rights in or to any such Intellectual Property Rights. To the best of each Grantor’s knowledge, no Person is infringing or otherwise violating any Intellectual Property Rights owned by such Grantor or any rights of such Grantor in, to or under any Intellectual Property Licenses.

ARTICLE VI

Covenants

Each Grantor covenants and agrees with the Collateral Agent and the other Secured Parties that, so long as any Purchaser has a Commitment under the Note Purchase Agreement or any Secured Obligation remains unpaid or outstanding (other than Hedging Obligations owed by any Note Party to any Purchaser-Related Hedge Provider, Bank Product Obligations and indemnities and other contingent obligations not then due and payable and as to which no claim has been made):

Section 6.1           Covenants in Note Purchase Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

Section 6.2           Maintenance of Perfected Security Interest; Further Documentation.

(a)          Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 5.4 and shall defend such security interest against the claims and demands of all Persons whomsoever, except for Liens permitted by Section 7.2 of the Note Purchase Agreement.

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(b)          Such Grantor will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents), which may be required under any applicable law, or which the Collateral Agent or the Required Purchasers may reasonably request, to effectuate the transactions contemplated by the Note Documents or to grant, preserve, protect or perfect the Liens created by this Agreement and the other Collateral Documents or the validity or priority of any such Lien, all at the expense of the Grantors, including executing and delivering (i) with regard to Copyright registrations and applications, a Copyright Security Agreement substantially in the form of Annex II to this Agreement for filing with the United States Copyright Office, (ii) with regard to Patents, a Patent Security Agreement substantially in the form of Annex II to this Agreement for filing with the United States Patent and Trademark Office and (iii) with regard to Trademark registrations and applications, a Trademark Security Agreement substantially in the form of Annex II to this Agreement for filing with the United States Patent and Trademark Office. Such Grantor also agrees to provide to the Collateral Agent and the Purchasers, from time to time upon request, evidence reasonably satisfactory to the Collateral Agent or the Required Purchasers, as applicable, as to the perfection and priority of the Liens created or intended to be created by this Agreement and the other Collateral Documents.

(c)          Without limiting the obligations of the Grantors under subsection (b) of this Section, (i) upon the reasonable request of the Collateral Agent or the Required Purchasers, such Grantor shall take or cause to be taken all actions (other than any actions required to be taken by the Collateral Agent) reasonably requested by the Collateral Agent or the Required Purchasers to cause the Collateral Agent to (A) have “control” (within the meaning of Sections 9-104, 9-105, 9-106, and 9-107 of the UCC) over any Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property (including the Pledged Securities), or Letter-of-Credit Rights, including, without limitation, executing and delivering any agreements, in form and substance reasonably satisfactory to the Collateral Agent and the Required Purchasers, with securities intermediaries, issuers or other Persons in order to establish “control”, and each Grantor shall promptly notify the Collateral Agent and the other Secured Parties of such Grantor’s acquisition of any such Collateral, and (B) be a “protected purchaser” (as defined in Section 8-303 of the UCC); (ii) with respect to Collateral other than Pledged Certificated Stock and Goods covered by a Document in the possession of a Person other than such Grantor, the Collateral Agent (or any designee of the Collateral Agent) or any other Secured Party, such Grantor shall use its commercially reasonable efforts to obtain written acknowledgment that such Person holds possession for the Collateral Agent’s benefit; and (iii) with respect to any Collateral constituting Goods with a value in excess of $1,000,000 that are in the possession of a bailee, such Grantor shall provide prompt notice to the Collateral Agent and the other Secured Parties of any such Collateral then in the possession of such bailee, and such Grantor shall take or cause to be taken all actions (other than any actions required to be taken by the Collateral Agent or any other Secured Party or any action required to be taken by such bailee) necessary or reasonably requested by the Collateral Agent or the Required Purchasers to cause the Collateral Agent to have a perfected security interest in such Collateral under applicable law.

Section 6.3           Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense proper books and records with respect to the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts comprising any part of the Collateral. For the Collateral Agent’s and the other Secured Parties’ further security, the Collateral Agent, for the ratable benefit of the Secured Parties, shall have a security interest in all of such Grantor’s books and records pertaining to the Collateral.

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Section 6.4           Right of Inspection. Such Grantor will permit any representative of the Collateral Agent or any Purchaser to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants (provided that such Grantor is provided reasonable prior notice of any discussion with its auditors or accountants and is afforded an opportunity to participate in such discussions), all at such reasonable times and subject to reasonable prior notice to such Grantor; provided that, so long as no Event of Default has occurred and is continuing, visits and inspections under this Section 6.4 shall be limited to one time per Fiscal Year for the Collateral Agent and all of the Purchasers. Any Related Party of the Collateral Agent or any Secured Party that attends or participates in any such visit or inspection shall, prior to such attendance or participation, expressly agree to be subject to and bound by the confidentiality provisions of the Note Purchase Agreement or shall otherwise be bound by professional ethics rules to maintain such confidentiality.

Section 6.5           Further Identification of Collateral. Such Grantor will furnish to the Collateral Agent from time to time (but no more than two (2) times during any twelve month period when no Event of Default has occurred and is continuing), at such Grantor’s sole cost and expense, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent or the Required Purchasers may reasonably request, all in reasonable detail.

Section 6.6           Changes in Names, Locations. Such Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed where such Grantor is organized. Without limitation of any other covenant herein, such Grantor will not cause or permit (i) any change to be made in its legal name, identity or corporate, limited liability company, or limited partnership structure or (ii) any change to (A) the identity of any warehouseman, common carrier, other third party transporter, bailee or any agent or processor in possession or control of any Collateral with a value in excess of $1,000,000 or (B) such Grantor’s jurisdiction of organization, unless such Grantor shall have first (1) notified the Collateral Agent and the Purchasers of such change at least 30 days prior to the date of such change, and (2) taken all action necessary and/or reasonably requested by the Collateral Agent or any other Secured Party for the purpose of maintaining the perfection and priority of the Collateral Agent’s security interests under this Agreement, and unless such Grantor shall otherwise be in compliance with Section 7.3 of the Note Purchase Agreement. In any notice furnished pursuant to this Section, such Grantor will expressly state in a conspicuous manner that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Collateral Agent’s security interest in the Collateral.

Section 6.7           Pledged Securities.

(a)          If such Grantor shall become entitled to receive or shall receive any Promissory Notes, stock certificate or other instrument (including, without limitation, any certificate or instrument representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate or instrument issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Pledged Security Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares (or such other interests) of the Pledged Securities, or otherwise in respect thereof, except as otherwise provided herein or in the Note Purchase Agreement, such Grantor shall accept the same for the benefit of the Collateral Agent, hold the same on behalf of and for the benefit of the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power or other equivalent instrument of transfer reasonably acceptable to the Collateral Agent and the Required Purchasers covering such certificate or instrument duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations.

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(b)          Without the prior written consent of the Required Purchasers, except to the extent permitted by the Note Purchase Agreement (or pursuant to or in connection with a transaction permitted by the Note Purchase Agreement), such Grantor will not (i) vote to enable, or take any other action to cause, any Pledged Security Issuer to issue any Capital Stock or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any Capital Stock of any Pledged Security Issuer (unless such Grantor complies with the terms of the Note Documents with respect to any such additional issuance), (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

(c)          In the case of each Grantor which is a Pledged Security Issuer, and each other Pledged Security Issuer that executes the Acknowledgment and Consent in the form of Annex III (which the applicable Grantor shall use its commercially reasonable efforts to obtain from each such other Pledged Security Issuer), such Pledged Security Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in subsection (a) of this Section with respect to the Pledged Securities issued by it and (iii) the terms of Section 7.1(c) and Section 7.5 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 7.1(c) or Section 7.5 with respect to the Pledged Securities issued by it.

(d)          Such Grantor shall furnish to the Collateral Agent such powers and other equivalent instruments of transfer as may be reasonably required by the Collateral Agent or the Required Purchasers and/or is necessary to assure the transferability of and the perfection of the security interest in the Pledged Securities when and as often as may be reasonably requested by the Collateral Agent or the Required Purchasers.

(e)          Each Grantor acknowledges and agrees that, to the extent any interest in any limited liability company or limited partnership constituting Pledged Securities hereunder is a “Security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be represented by a certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership constituting Pledged Securities hereunder that is not a “Security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “Security” within the meaning of Article 8 of the UCC, unless such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof.

(f)          If any Grantor acquires any Capital Stock or Stock Equivalents that do not constitute Excluded Capital Stock or any Promissory Notes after executing this Agreement, such Capital Stock, Stock Equivalents and Promissory Notes shall automatically constitute Collateral and, upon the reasonable request of the Collateral Agent or the Required Purchasers, such Grantor shall promptly deliver a revised Schedule 2 which shall replace the then existing Schedule 2 to this Agreement.

Section 6.8           Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts. Such Grantor will not (i) amend, modify, terminate or waive any provision of any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible comprising a portion of the Collateral, or (ii) fail to exercise promptly and diligently each and every right which it may have under any Chattel Paper, Instrument and each agreement giving rise to an Account or Payment Intangible comprising a portion of the Collateral (other than any right of termination), except where such action or failure to act, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

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Section 6.9           Instruments and Tangible Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper and the value of such Instruments and Tangible Chattel Paper in the aggregate is $1,000,000 or more, each such Instrument or Tangible Chattel Paper shall be delivered to the Collateral Agent as soon as practicable, duly endorsed in a manner reasonably satisfactory to the Collateral Agent and the Required Purchasers to be held as Collateral pursuant to this Agreement.

Section 6.10         Copyrights, Patents and Trademarks.

(a)          Such Grantor (either itself or through licensees) will, except with respect to any Trademark that such Grantor shall reasonably determine is immaterial or as is permitted by Section 7.6 of the Note Purchase Agreement, (i) maintain as in the past the quality of services offered under such Trademark, (ii) maintain such Trademark in full force and effect, free from any claim of abandonment for non-use, (iii) employ such Trademark with the appropriate notice of registration, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become abandoned or invalidated.

(b)          Such Grantor will not, except with respect to any Patent that such Grantor shall reasonably determine is immaterial or as is permitted by Section 7.6 of the Note Purchase Agreement, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

(c)           Such Grantor will not, except with respect to any Copyright that such Grantor shall reasonably determine is immaterial or as is permitted by Section 7.6 of the Note Purchase Agreement, do any act, or omit to do any act, whereby any Copyright may become abandoned or dedicated.

(d)           Such Grantor will notify the Collateral Agent and the Purchasers promptly if it knows, or has reason to know, that any application or registration relating to any Copyright, Patent or Trademark may become abandoned, invalidated or dedicated (except with respect to any Copyright, Patent or Trademark that such Grantor shall reasonably determine is immaterial or as is permitted by Section 7.6 of the Note Purchase Agreement), or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of any Copyright, Patent or Trademark or its right to register the same or to keep and maintain the same.

(e)           Whenever a Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Copyright, Patent or Trademark with the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent and the Purchasers within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Such Grantor shall within thirty (30) days execute and deliver an Intellectual Property Security Agreement substantially in the form of Annex II, and any and all other agreements, instruments, documents, and papers as are necessary to evidence the Collateral Agent’s security interest in any such Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

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(f)           Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Copyright Office, the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Copyrights, Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(g)          In the event that any Copyright, Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Collateral Agent and the Purchasers after it learns thereof and shall, unless such Grantor shall reasonably determine that such Copyright, Patent or Trademark is immaterial to such Grantor, promptly take actions to remedy or address such infringement, misappropriation or dilution, including to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Copyright, Patent or Trademark.

Section 6.11         Commercial Tort Claims. If such Grantor shall at any time hold or acquire a Commercial Tort Claim that satisfies the requirements of the following sentence, such Grantor shall, within 30 days after such Commercial Tort Claim satisfies such requirements, notify the Collateral Agent and the Purchasers in a writing signed by such Grantor containing a brief description thereof, and granting to the Collateral Agent (for the benefit of the Secured Parties) in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent and the Required Purchasers. The provisions of the preceding sentence shall apply only to a Commercial Tort Claim that satisfies the following requirements: (i) the monetary value claimed by or payable to the relevant Grantor in connection with such Commercial Tort Claim shall exceed $1,000,000, and (ii) either (A) such Grantor shall have filed a law suit or counterclaim or otherwise commenced legal proceedings (including, without limitation, arbitration proceedings) against the Person against whom such Commercial Tort Claim is made, or (B) such Grantor and the Person against whom such Commercial Tort Claim is asserted shall have entered into a settlement agreement with respect to such Commercial Tort Claim. In addition, to the extent that the existence of any Commercial Tort Claim held or acquired by any Grantor is disclosed by such Grantor in any public filing with the Securities Exchange Commission or any successor thereto or analogous Governmental Authority, or to the extent that the existence of any such Commercial Tort Claim is disclosed in any press release issued by any Grantor, then the relevant Grantor shall, within 30 days after such request is made, transmit to the Collateral Agent and the Purchasers a writing signed by such Grantor containing a brief description of such Commercial Tort Claim and granting to the Collateral Agent (for the benefit of the Secured Parties) in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent and the Required Purchasers.

ARTICLE VII

Remedial Provisions

Section 7.1           Pledged Securities.

(a)          Unless an Event of Default shall have occurred and be continuing and the Collateral Agent (at the direction of the Required Purchasers) shall have given one (1) Business Day’s prior written notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to subsection (b) of this Section, each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Securities paid in the normal course of business of the relevant Pledged Security Issuer, to the extent permitted by the Note Purchase Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities.

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(b)          If an Event of Default shall occur and be continuing, then at any time in the Required Purchasers’ discretion, upon one (1) Business Day’s prior written notice to the relevant Grantor, (i) the Purchasers shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in accordance with Section 2.9(d) of the Note Purchase Agreement, and (ii) any or all of the Pledged Securities shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee (at the direction of the Required Purchasers) may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders (or other equivalent body) of the relevant Pledged Security Issuer or Pledged Security Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Pledged Security Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent (at the direction of the Required Purchasers) may determine), all without liability except to account for property actually received by it, but neither the Collateral Agent nor the Purchasers shall have any duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)          Each Grantor hereby authorizes and instructs each Pledged Security Issuer of any Pledged Securities pledged by such Grantor hereunder (and each Pledged Security Issuer party hereto hereby agrees) to comply with any instruction received by it from the Collateral Agent in writing (including any instruction to pay any dividends or other payments with respect to such Pledged Securities directly to the Purchasers or the Collateral Agent, as applicable), in each case, (i) after an Event of Default has occurred and is continuing and (so long as the Purchasers have complied with the notice provisions of subsection (b) above) (ii) that is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Pledged Security Issuer shall be fully protected in so complying.

(d)          After the occurrence and during the continuance of an Event of Default, upon notice to the relevant Grantor, if the Pledged Security Issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of the Grantor in respect thereof to exercise the voting and other consensual rights which such Grantor would otherwise be entitled to exercise with respect to the Pledged Securities issued by such Pledged Security Issuer shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights (at the direction of the Required Purchasers), but neither the Collateral Agent nor the Purchasers shall have any duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

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Section 7.2           Collections on Accounts. The Collateral Agent hereby authorizes each Grantor to collect upon the Accounts, Instruments, Chattel Paper and Payment Intangibles until the occurrence and during the continuance of an Event of Default. Upon the request of the Collateral Agent or the Required Purchasers, at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify the applicable Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent. Upon the occurrence of and during the continuance of an Event of Default, the Collateral Agent may in its own name or in the name of the applicable Grantor communicate with the applicable Account Debtors to verify with them to its satisfaction the existence, amount and terms of any applicable Accounts, Chattel Paper or Payment Intangibles; provided that the applicable Grantor shall have a reasonable opportunity to be present for or participate in any such communications between the Account Debtor and the Collateral Agent.

Section 7.3           Proceeds. If required by the Collateral Agent (at the direction of the Required Purchasers) at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Instruments, Chattel Paper and Payment Intangibles comprising a portion of the Collateral, when collected or received by each Grantor, and any other cash or non-cash Proceeds received by each Grantor upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent in a special collateral account maintained by the Collateral Agent subject to withdrawal by the Collateral Agent for the ratable benefit of the Secured Parties only, as hereinafter provided, and, until so turned over, shall be held by such Grantor on behalf of and for the benefit of the Collateral Agent for the ratable benefit of the Secured Parties segregated from other funds of any such Grantor. Each deposit of any such Proceeds shall be accompanied by a report identifying in detail the nature and source of the payments included in the deposit. All Proceeds of the Collateral (including, without limitation, Proceeds constituting collections of Accounts, Chattel Paper, Instruments or Payment Intangibles comprising a portion of the Collateral) while held by the Collateral Agent (or by any Grantor on behalf of and for the benefit of the Collateral Agent for the ratable benefit of the Secured Parties) shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by each Grantor and the Collateral Agent (at the direction of the Required Purchasers), or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent’s (at the direction of the Required Purchasers) election, the Collateral Agent shall apply all or any part of the Proceeds on deposit in said special collateral account on account of the Secured Obligations in the order set forth in Section 8.2 of the Note Purchase Agreement, and any part of such Proceeds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Collateral Agent to each Grantor or to whomsoever may be lawfully entitled to receive the same. After an Event of Default specified in Section 8.1(g) or 8.1(h) of the Note Purchase Agreement, any expenses incurred or services rendered by the Collateral Agent or any Purchaser in connection therewith (including the reasonable expenses of its counsel) shall constitute expenses of administration under the Bankruptcy Code.

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Section 7.4           UCC and Other Remedies.

(a)          If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise (at the direction of the Required Purchasers), in addition to all other rights, remedies, powers and privileges granted to them in this Agreement, the other Note Documents, and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights, remedies, powers and privileges of a secured party under the UCC (regardless of whether the UCC is in effect in the jurisdiction where such rights, remedies, powers or privileges are asserted) or any other applicable law or otherwise available at law or equity. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or required by the Note Documents) to or upon any Grantor or any other Person (all and each of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. If an Event of Default shall occur and be continuing, each Grantor further agrees, at the Collateral Agent’s request (at the direction of the Required Purchasers), to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. Any such sale or transfer by the Collateral Agent either to itself or to any other Person shall be absolutely free from any claim of right by any Grantor, including any equity or right of redemption, stay or appraisal which such Grantor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section, after deducting all documented out-of-pocket costs, fees and expenses incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, documented out-of-pocket attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 8.2 of the Note Purchase Agreement, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(b)          In the event that the Collateral Agent elects not to sell the Collateral, the Collateral Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity and to apply the proceeds of the same towards payment of the Secured Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner. The Collateral Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

Section 7.5           Private Sales of Pledged Securities. Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Pledged Security Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledged Security Issuer would agree to do so. Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may reasonably be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants of such Grantor contained in this Section will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

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Section 7.6           Deficiency. Each Grantor shall remain jointly and severally liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations or Guaranteed Obligations, as the case may be, and the documented out-of-pocket fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

Section 7.7           Non-Judicial Enforcement. The Collateral Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and, to the extent permitted by law, each Grantor expressly waives any and all legal rights which might otherwise require the Collateral Agent to enforce its rights by judicial process (to the extent permitted to be waived by applicable law).

ARTICLE VIII

The Collateral Agent

Section 8.1           The Collateral Agent’s Appointment as Attorney-in-Fact.

(a)          Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent, after the occurrence and during the continuance of an Event of Default, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, after the occurrence and during the continuance of an Event of Default, to do any or all of the following:

(i)          pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(ii)         execute, in connection with any sale provided for in Section 7.4 or Section 7.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

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(iii)        (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Chattel Paper or Payment Intangible constituting Collateral or with respect to any other Collateral, and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any or all such moneys due under any Account, Instrument or General Intangible constituting Collateral or with respect to any other Collateral whenever payable; (C) ask or demand for, collect, and receive payment of and receipt for any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (D) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (E) receive, change the address for delivery, open and dispose of mail addressed to any Grantor, and execute, assign and indorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of any Grantor; (F) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (G) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (H) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent (at the reasonable direction of the Required Purchasers) or the Required Purchasers may deem appropriate; (I) assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Required Purchasers shall in their sole discretion determine; and (J) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option (at the direction of the Required Purchasers) and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent (at the direction of the Required Purchasers) deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Other than as required by Section 7.1, the Collateral Agent shall give the relevant Grantor notice of any action taken pursuant to this subsection when reasonably practicable; provided that the Collateral Agent shall have no liability for the failure to provide any such notice.

(b)          If any Grantor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the Collateral Agent, at its option (at the direction of the Required Purchasers), but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement, in accordance with the terms hereof.

(c)          The documented out-of-pocket fees and expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section shall be payable by such Grantor to the Collateral Agent on demand.

(d)          Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof and in compliance herewith, subject in all respects to the terms hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

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Section 8.2           Duty of the Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property and the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except, with respect to any Secured Party, as determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from (a) its own gross negligence or willful misconduct or (b) other than with respect to the Collateral Agent and its officers, directors, employees and agents, a material breach by such Secured Party of any of its undertakings, obligations or commitments under this Agreement or any other Note Document. To the fullest extent permitted by applicable law and except as required by this Agreement, the Collateral Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral, or to take any steps necessary to preserve any rights against any Grantor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters. Each Grantor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Collateral Agent or any other Secured Party to proceed against any Grantor or other Person, exhaust any Collateral or enforce any other remedy which the Collateral Agent or any other Secured Party now has or may hereafter have against any Grantor or other Person.

Section 8.3           Filing of Financing Statements. Pursuant to the UCC and any other applicable law, each Grantor authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file or record financing statements, continuation statements, amendments thereto and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Additionally, each Grantor authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file or record such financing statements that describe the collateral covered thereby as “all assets of the Grantor”, “all personal property of the Grantor” or words of similar effect. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. For the avoidance of doubt, nothing herein shall require the Collateral Agent to file financing statements, termination statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder or under any other Note Documents) and such responsibility shall be solely that of the Note Parties; provided that, upon the written direction of the Required Purchasers, the Collateral Agent shall file financing statements, termination statements or continuation statements.

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Section 8.4           Authority of the Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Note Purchase Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE IX

Subordination of Indebtedness

Section 9.1           Subordination of All Guarantor Claims. As used herein, the term “Guarantor Claims” shall mean all debts and obligations of the Issuer or any Grantor owing to any other Grantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the manner in which they have been or may hereafter be acquired. After the occurrence and during the continuation of an Event of Default, no Grantor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount on account of the Guarantor Claims.

Section 9.2           Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving any Grantor, the Collateral Agent on behalf of the Secured Parties shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian payments which would otherwise be payable upon the Guarantor Claims. After the occurrence and during the continuance of an Event of Default, each Grantor hereby assigns such payments to the Collateral Agent for the benefit of the Secured Parties for application against the Secured Obligations as provided under Section 8.2 of the Note Purchase Agreement. Should the Collateral Agent or any other Secured Party receive, for application upon the Secured Obligations, any such payment which is otherwise payable to any Grantor, and which, as between such Grantor, shall constitute a credit upon the Guarantor Claims, then upon payment in full of the Secured Obligations (other than Hedging Obligations owed by any Note Party to any Purchaser-Related Hedge Provider, Bank Product Obligations, and indemnities and other contingent obligations not then due and payable and as to which no claim has been made) and termination of all Commitments, the intended recipient shall become subrogated to the rights of the Collateral Agent and the other Secured Parties to the extent that such payments to the Collateral Agent and the other Secured Parties on the Guarantor Claims have contributed toward the liquidation of the Secured Obligations, and such subrogation shall be with respect to that proportion of the Secured Obligations which would have been unpaid if the Collateral Agent and the other Secured Parties had not received payments upon the Guarantor Claims.

Section 9.3           Payments Held for Benefit of Collateral Agent. In the event that, notwithstanding Section 9.1 and Section 9.2, any Grantor should receive any funds, payments, claims or distributions which are prohibited by such Sections, then it agrees (a) to hold on behalf of and for the benefit of the Collateral Agent and the other Secured Parties an amount equal to the amount of all funds, payments, claims or distributions so received, (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Collateral Agent for the benefit of the Secured Parties, and (c) to promptly pay the same to the Collateral Agent for the benefit of the Secured Parties.

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Section 9.4           Liens Subordinate. Each Grantor agrees that, until the Termination Date, any Liens securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Secured Obligations, regardless of whether such encumbrances in favor of such Grantor, the Collateral Agent or any other Secured Party presently exist or are hereafter created or attach. Without the prior written consent of the Collateral Agent (at the direction of the Required Purchasers), until the Termination Date, no Grantor shall (a) exercise or enforce any creditor’s right it may have against any debtor in respect of the Guarantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including, without limitation, the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien held by it.

Section 9.5           Notation of Records. Upon the request of the Collateral Agent (at the direction of the Required Purchasers), all promissory notes and all accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by any Grantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

ARTICLE X

Miscellaneous

Section 10.1         Waiver. No failure on the part of the Collateral Agent or any other Secured Party to exercise and no delay by any such Person in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under any of the Note Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy power or privilege under any of the Note Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The exercise by the Collateral Agent of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any rights of set-off.

Section 10.2         Notices. All notices and other communications provided for herein shall be given in the manner and subject to the terms of Section 10.1 of the Note Purchase Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

Section 10.3         Payment of Expenses, Indemnities.

(a)          Each Grantor agrees to pay or promptly reimburse the Collateral Agent and each other Secured Party for all documented fees, advances, charges, costs and expenses (including, without limitation, all documented costs and expenses of holding, preparing for sale and selling, collecting or otherwise realizing upon the Collateral and all documented fees, disbursements, and expenses of one outside counsel to each such party (and any required special or local counsel to each such party) and court costs) incurred by any Secured Party in connection with the enforcement or protection of its rights in connection with this Agreement, including, without limitation, in connection with (i) the preservation of the Lien of, or the rights of the Collateral Agent or any other Secured Party under, this Agreement, (ii) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses incurred in any bankruptcy, reorganization, workout or other similar proceeding, or (iii) collecting against such Grantor under the guarantee contained in Article II or otherwise enforcing or preserving any rights under this Agreement and the other Note Documents to which such Grantor is a party.

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(b)          Each Grantor shall, jointly and severally, indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and expenses (including the fees, disbursements, and expenses of any counsel for any Indemnitee), and shall reimburse each Indemnitee upon demand for any legal or other expenses incurred in connection with investigating or defending any of the following, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Grantor or any of their Subsidiaries or Affiliates arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, (ii) the Collateral (including any exercise of rights or remedies in connection therewith), or (iii) any actual or prospective suit, claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Grantor or any Grantor’s equity holders, Affiliates or creditors, and regardless of whether any Indemnitee or such Grantor is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or other expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (x) the gross negligence or willful misconduct of such Indemnitee or (y) other than with respect to the Collateral Agent and its Related Parties, a material breach by such Indemnitee of any of its undertakings, obligations or commitments under this Agreement.

(c)          To the extent permitted by applicable law, the Grantors shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of this Agreement, any other Note Document or any agreement or instrument contemplated hereby, the transactions contemplated therein.

(d)          All amounts for which any Grantor is liable pursuant to this Section shall be due and payable by such Grantor to the Collateral Agent or any Secured Party upon demand.

Section 10.4         Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.2 of the Note Purchase Agreement.

Section 10.5         Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors and permitted assigns; provided that no Grantor may assign, transfer or delegate any of its rights or Secured Obligations under this Agreement without the prior written consent of the Collateral Agent and the Purchasers.

Section 10.6         Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.7         Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart to this Agreement by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereof.

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Section 10.8         Survival. The obligations of the parties under Section 10.3 shall survive the repayment of the Secured Obligations and the termination of the Note Purchase Agreement, the Commitments, the Hedging Obligations and the Bank Product Obligations and, as applicable, removal or resignation of the Collateral Agent under the Note Documents. To the extent that any payments on the Secured Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then, to such extent, the Secured Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Collateral Agent’s and the other Secured Parties’ Liens, security interests, rights, powers and remedies under this Agreement and each other applicable Collateral Document shall continue in full force and effect. In such event, each applicable Collateral Document shall be automatically reinstated and each Grantor shall take such action as may be reasonably requested by the Collateral Agent and the other Secured Parties to effect such reinstatement.

Section 10.9         Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 10.10         No Oral Agreements. The Note Documents embody the entire agreement and understanding between the parties and supersede all other agreements and understandings between such parties relating to the subject matter hereof and thereof. The Note Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Section 10.11         Governing Law; Submission to Jurisdiction.

(a)          This Agreement and the other Note Documents any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Note Document (except, as to any other Note Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law of the State of New York.

(b)          Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York, and of the Supreme Court of the State of New York sitting in New York county, and of any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Note Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such District Court or such New York state court or, to the extent permitted by applicable law, such appellate court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Note Document shall affect any right that the Collateral Agent or any Purchaser may otherwise have to bring any action or proceeding relating to this Agreement or any other Note Document against the Issuer or its properties in the courts of any jurisdiction.

(c)          Each Grantor irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in subsection (b) of this Section and brought in any court referred to in subsection (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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(d)          Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 10.2. Nothing in this Agreement or in any other Note Document will affect the right of any party hereto to serve process in any other manner permitted by law.

Section 10.12         WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 10.13         Acknowledgments.

(a)          Each Grantor hereby acknowledges that:

(i)          it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Note Documents to which it is a party;

(ii)         neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Note Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii)        no joint venture is created hereby or by the other Note Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Purchasers.

(b)          Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the other Note Documents to which it is a party and agrees that it is charged with notice and knowledge of the terms of this Agreement and the other Note Documents to which it is a party; that it has in fact read this Agreement and the other Note Documents to which it is a party and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement and the other Note Documents to which it is a party; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the other Note Documents to which it is party; and has received the advice of its attorney in entering into this Agreement and the other Note Documents to which it is a party; and that it recognizes that certain of the terms of this Agreement and other Note Documents to which it is a party result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each Grantor agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement or the other Note Documents to which it is a party on the basis that such Grantor had no notice or knowledge of such provision or that the provision is not “conspicuous”.

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(c)          Each Grantor warrants and agrees that each of the waivers and consents set forth in this Agreement are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against any other Grantor, the Collateral Agent, the other Secured Parties or any other Person or against any Collateral. If, notwithstanding the intent of the parties that the terms of this Agreement shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

Section 10.14      Additional Grantors. Each Person that is required to become a party to this Agreement pursuant to Section 5.12 of the Note Purchase Agreement and is not a signatory hereto shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Person of a Joinder Agreement in the form of Annex I.

Section 10.15      Set-Off. Each Grantor agrees that, in addition to (and without limitation of) any right of set-off, bankers’ lien or counterclaim a Secured Party may otherwise have, each Secured Party shall have the right and be entitled, at its option, to offset (i) balances held by it or by any of its Affiliates (or any other Secured Party) for account of any Grantor or any of its Subsidiaries at any of its offices, in dollars or in any other currency, and (ii) Obligations then due and payable to such Secured Party (or any Affiliate of such Secured Party), which are not paid when due, in which case it shall promptly notify the Issuer and the Collateral Agent thereof, provided that such Secured Party’s failure to give such notice shall not affect the validity thereof.

Section 10.16      Releases.

(a)          Release Upon Payment in Full. Upon the indefeasible complete payment in full of all Secured Obligations (other than Hedging Obligations owed by any Note Party to any Purchaser-Related Hedge Provider, Bank Product Obligations, indemnities and other contingent obligations not then due and payable and as to which no claim has been made) in cash and the termination of the Note Purchase Agreement, and all Commitments thereunder (the “Termination Date”), this Agreement shall be of no further force and effect and the Collateral Agent, at the written request and expense of the Issuer, and written direction of the Required Purchasers, shall promptly execute and deliver to such Grantor all releases or other documents and reassign, release, transfer or deliver the Collateral then in the possession of the Collateral Agent to the Grantors, without recourse, representation, warranty or other assurance of any kind.

(b)          Further Assurances. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Note Purchase Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary for the release of the Liens created hereby on such Collateral and the Capital Stock of such Grantor, made without recourse, representation, warranty or other assurance of any kind. At the request and sole expense of the Issuer, a Grantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Note Purchase Agreement; provided that the Issuer shall have delivered to the Collateral Agent and the Purchasers, at least 10 Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Issuer stating that such transaction is in compliance with the Note Purchase Agreement and the other Note Documents.

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(c)          Retention in Satisfaction. Except as may be expressly applicable pursuant to Section 9-620 of the UCC, no action taken or omission to act by the Collateral Agent or the other Secured Parties hereunder, including, without limitation, any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Secured Obligations or otherwise to be in full satisfaction of the Secured Obligations, and the Secured Obligations shall remain in full force and effect, until the Collateral Agent and the other Secured Parties shall have applied payments (including, without limitation, collections from Collateral) towards the Secured Obligations in the full amount then outstanding or until such subsequent time as is provided in subsection (a) of this Section.

Section 10.17      Reinstatement. The obligations of each Grantor under this Agreement (including, without limitation, with respect to the guarantee contained in Article II and the provision of collateral herein) shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer or any other Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Issuer or any other Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

Section 10.18      Acceptance. Each Grantor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the Collateral Agent and the other Secured Parties being conclusively presumed by their request for this Agreement and delivery of the same to the Collateral Agent.

Section 10.19      Keepwell. Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Note Party to honor all of such Note Party’s obligations under its Guarantee under the Note Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.19 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.19, or otherwise under its Guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 10.19 shall remain in full force and effect until termination of all Commitments and payment in full of all Obligations (other than any obligations or rights which according to the Note Purchase Agreement shall survive the termination of the Commitments). Each Qualified ECP Guarantor intends that this Section 10.19 constitute, and this Section 10.19 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Note Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 10.20       Relation to Other Note Documents. The provisions of this Agreement shall be read and construed with the other Note Documents referred to below in the manner so indicated.

(a)          Note Purchase Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Note Purchase Agreement, such provision of the Note Purchase Agreement shall control.

(b)          Intellectual Property Security Agreements. The provisions of any Intellectual Property Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in any Intellectual Property Security Agreement shall limit any of the rights or remedies of Collateral Agent hereunder.

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Section 10.21      Intercreditor Agreement. Notwithstanding anything herein to the contrary, each Grantor and the Collateral Agent (on behalf of each Secured Party) agrees that the Lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, after the execution and delivery thereof, are subject to the provisions of the First Lien/Second Lien Intercreditor Agreement, the ABDC Intercreditor Agreement and each other intercreditor agreement entered into by the Collateral Agent with respect to the Secured Obligations. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement, the ABDC Intercreditor Agreement or any other intercreditor agreement entered into by the Collateral Agent with respect to the Secured Obligations and the terms of this Agreement (other than Article II hereof), the terms of the First Lien/Second Lien Intercreditor Agreement, the ABDC Intercreditor Agreement or such other intercreditor agreement shall govern and control at any time that the First Lien/Second Lien Intercreditor Agreement, the ABDC Intercreditor Agreement or such other intercreditor agreement is in effect. Notwithstanding anything to the contrary contained herein, the Collateral Agent acknowledges and agrees that no Grantor shall be required to take or refrain from taking any action at the request of the Collateral Agent with respect to the Collateral if such action or inaction would be inconsistent with the terms of the ABDC Intercreditor Agreement or any other intercreditor agreement entered into by the Collateral Agent with respect to the Secured Obligations.

Section 10.22      Collateral Agent Rights. The Collateral Agent shall be entitled to all of the rights, protections, indemnities and immunities set forth in the Note Purchase Agreement as if set forth herein.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ISSUER:

BIOSCRIP, INC.

By:	/s/ Stephen Deitsch
Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Lien Guaranty and Security Agreement]

GUARANTORS:

APPLIED HEALTH CARE, LLC		BIOSCRIP INFUSION MANAGEMENT, LLC

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

BIOSCRIP INFUSION SERVICES, INC.		BIOSCRIP INFUSION SERVICES, LLC

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

BIOSCRIP Medical Supply SERVICES, LLC		BIOSCRIP NURSING SERVICES, LLC

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

BIOSCRIP PBM SERVICES, LLC		BIOSCRIP PHARMACY (NY), INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

BIOSCRIP PHARMACY, INC.		BIOSCRIP PHARMACY SERVICES, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

CHS HOLDINGS, INC.		BRADHURST SPECIALTY PHARMACY, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Lien Guaranty and Security Agreement]

DEACONESS ENTERPRISES, LLC		CHRONIMED, LLC

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

EAST GOSHEN PHARMACY, INC.		CRITICAL HOMECARE SOLUTIONS, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

INFUCENTERS, LLC		DEACONESS HOMECARE, LLC

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

INFUSCIENCE HHA, LLC		HOMECHOICE PARTNERS, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

INFUSCIENCE SOUTH CAROLINA, LLC		INFUSAL PARTNERS

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

INFUSION PARTNERS, LLC		INFUSCIENCE, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

INFUSION PARTNERS OF MELBOURNE, LLC		INFUSCIENCE SUB, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Lien Guaranty and Security Agreement]

INFUSION THERAPY SPECIALISTS, INC.		INFUSION PARTNERS OF BRUNSWICK, LLC

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

NATIONAL HEALTH INFUSION, INC.		INFUSION SOLUTIONS, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

NEW ENGLAND HOME THERAPIES, INC.		KNOXVILLE HOME THERAPIES, LLC

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

PROFESSIONAL HOME CARE SERVICES, INC.		NATURAL LIVING, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

SCOTT-WILSON, INC.		OPTION HEALTH, LTD.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

WILCOX MEDICAL, INC.		REGIONAL AMBULATORY DIAGNOSTICS, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Lien Guaranty and Security Agreement]

PHCS ACQUISITION CO, INC.		SPECIALTY PHARMA, INC.

By:	/s/ Stephen Deitsch	By:	/s/ Stephen Deitsch
Name: Stephen Deitsch		Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer		Title: Senior Vice President, Chief Financial Officer and Treasurer

NUTRI USA INC.

		By:	/s/ Stephen Deitsch
Name: Stephen Deitsch
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Lien Guaranty and Security Agreement]

Acknowledged and Agreed to as of the date hereof:

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Pinzon
Name: Michael Pinzon
Title: Vice President

[Signature Page to First Lien Guaranty and Security Agreement]

ANNEX I

Form of Joinder Agreement

THIS JOINDER AGREEMENT, dated as of [_____] (this “Joinder Agreement”), is made by [name of new Subsidiary], a [__________] (the “Additional Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent (in such capacity, together with its successors and assigns, the “Collateral Agent”) for the Secured Parties (as defined in the Guaranty and Security Agreement referred to below). All capitalized terms not defined herein shall have the meanings assigned to them in the Guaranty and Security Agreement.

WHEREAS, BioScrip, Inc., a Delaware corporation (the “Issuer”) has entered into that certain First Lien Note Purchase Agreement dated as of June 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), by and among the Issuer, the purchasers from time to time party thereto and the Collateral Agent, providing for, among other things, the issuance by the Issuer and the purchase by the Purchasers of the Notes, subject to the terms set forth therein;

WHEREAS, in connection with the Note Purchase Agreement, the Issuer and certain of its Subsidiaries have entered into that certain First Lien Guaranty and Security Agreement dated as of June 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”), in favor of the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the Note Purchase Agreement requires the Additional Grantor to become a party to the Guaranty and Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Guaranty and Security Agreement;

NOW, THEREFORE, it is agreed:

SECTION 1.      Guaranty and Security Agreement. By executing and delivering this Joinder Agreement, the Additional Grantor, as provided in Section 10.14 of the Guaranty and Security Agreement, hereby becomes a party to the Guaranty and Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and lien on all right, title and interest of the Additional Grantor in all property of such Additional Grantor that constitutes Collateral, wherever located and whether now owned or at any time hereafter acquired by the Additional Grantor, or in which the Additional Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations (other than any Excluded Swap Obligation with respect to such Grantor). The information set forth in Schedule A hereto is hereby added to the information set forth in Schedules 1 through 9 to the Guaranty and Security Agreement and the Additional Grantor represents and warrants that all information set forth on Schedule A is true, correct and complete in all respects as of the date hereof. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article V of the Guaranty and Security Agreement is true and correct in all material respects (or if already qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof (after giving effect to this Joinder Agreement) as if made by such Additional Grantor on and as of the date hereof. Not in limitation of the foregoing, the Additional Grantor hereby confirms that by execution of this Joinder Agreement, it is jointly and severally liable with the other Guarantors for all Guaranteed Obligations (other than any Excluded Swap Obligation with respect to such Grantor), whether now existing or hereafter arising, in accordance with and subject to the terms of the Guaranty and Security Agreement. Each reference to a “Grantor” or a “Guarantor” in the Guaranty and Security Agreement shall be deemed to include the Additional Grantor.

SECTION 2.       Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 3.        Acknowledgement. The Additional Grantor acknowledges and confirms that it has received a copy of the Note Purchase Agreement, the Guaranty and Security Agreement, and the other Note Documents and, in each case, all schedules and exhibits thereto.

SECTION 4.        Further Assurances. The Additional Grantor agrees that at any time and from time to time, upon the written request of the Collateral Agent or the Required Purchasers, it will execute and deliver such further documents and do such further acts and things as the Collateral Agent or the Required Purchasers may reasonably request in order to effect the purposes of this Joinder Agreement in accordance with and subject to the terms of the Guaranty and Security Agreement.

SECTION 5.        Counterparts. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart. Delivery of an executed counterpart to this Joinder Agreement by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6.        Note Document. Except as expressly supplemented hereby, the Note Documents shall remain in full force and effect. For avoidance of doubt, the Additional Grantor and the Collateral Agent hereby acknowledge and agree that this Joinder Agreement is a Note Document.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

Annex I

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof:

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

SCHEDULE A

Supplement to Schedules of
First Lien Guaranty and Security Agreement

Annex I

ANNEX II

Form of Intellectual Property Security Agreement (First Lien)

THIS [COPYRIGHT][PATENT][TRADEMARK] SECURITY AGREEMENT (FIRST LIEN), dated as of [_____] (this “Security Agreement”), is made by [name of Grantor], a [__________] (the “Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns, the “Collateral Agent”) for the Secured Parties (as defined in the Guaranty and Security Agreement referred to below).

WHEREAS, BioScrip, Inc., a Delaware corporation (the “Issuer”) has entered into that certain First Lien Note Purchase Agreement dated as of June 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), by and among the Issuer, the purchasers from time to time party thereto and the Collateral Agent, providing for, among other things, the issuance by the Issuer and the purchase by the Purchasers of the Notes, subject to the terms set forth therein;

WHEREAS, in connection with the Note Purchase Agreement, the Issuer and certain of its Subsidiaries have entered into that certain First Lien Guaranty and Security Agreement dated as of June 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”), in favor of the Collateral Agent for the benefit of the Secured Parties; and

WHEREAS, the Guaranty and Security Agreement requires the Grantor to execute and deliver this Security Agreement;

NOW, THEREFORE, in consideration of the premises and in order to ensure compliance with the Note Purchase Agreement, the Grantor hereby agrees as follows:

SECTION 1.          Defined Terms. Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

SECTION 2.          Grant of Security Interest in [Copyright][Patent][Trademark] Collateral. The Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations (other than any Excluded Swap Obligation with respect to such Grantor), hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and lien on all right, title and interest of the Grantor in, to and under the following Collateral (in each case, other than Excluded Property) (the “[Copyright][Patent][Trademark] Collateral”):

[(a)          all of its Copyrights and all Copyright Licenses;

(b)          all renewals, reversions and extensions of the foregoing; and

(c)           all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

[(a)          all of its Patents and all Patent Licenses;

(b)           all reissues, reexaminations, continuations, continuations-in-part, divisions, renewals and extensions of the foregoing; and

(c)           all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

[(a)          all of its Trademarks and all Trademark Licenses;

(b)           all renewals and extensions of the foregoing;

(c)           all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(d)           all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

As of the date of this Security Agreement, all of the Grantor’s [Copyright][Patent][Trademark] Collateral is set forth on Schedule I hereto.

SECTION 3.        Guaranty and Security Agreement. The security interest granted pursuant to this Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Guaranty and Security Agreement, and the Grantor hereby acknowledges and agrees that the rights and remedies of the Collateral Agent with respect to the security interest in the [Copyright][Patent][Trademark] Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict or inconsistency between this Security Agreement and the Guaranty and Security Agreement (or any portion hereof or thereof), the terms of the Guaranty and Security Agreement shall prevail.

SECTION 4.         Termination. This Security Agreement shall terminate and the Lien on and security interest in the [Copyright] [Patent] [Trademark] Collateral shall be released in accordance with Section 10.16 of the Guaranty and Security Agreement. Upon the termination of this Security Agreement, the Collateral Agent shall, at the sole cost and expense of the Note Parties, promptly execute all documents, make all filings and take all other actions reasonably requested by the Grantors to evidence and record the release of the Lien on and security interests in the [Copyright] [Patent] [Trademark] Collateral granted herein.

SECTION 5.        Grantor Remains Liable. The Grantor hereby agrees that, anything herein to the contrary notwithstanding, the Grantor shall retain full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the [Copyright][Patent][Trademark] Collateral subject to a security interest hereunder.

SECTION 6.         Governing Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Annex II

SECTION 7.         Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart to this Security Agreement by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8.        Note Document. For avoidance of doubt, the Grantor and the Collateral Agent hereby acknowledge and agree that this Security Agreement is a Note Document.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

Annex II

IN WITNESS WHEREOF, the Grantor has caused this [Copyright][Patent][Trademark] Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof:

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Annex II

SCHEDULE I

[Copyrights][Patents][Trademarks] and [Copyright][Patent][Trademark] Licenses

I.	REGISTERED [COPYRIGHTS][PATENTS][TRADEMARKS]

[Include registration number and date]

II.	[COPYRIGHT][PATENT][TRADEMARK] APPLICATIONS

[Include application number and date]

III.	[COPYRIGHT][PATENT][TRADEMARK] LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

ANNEX III

Form of Acknowledgment and Consent

The undersigned hereby acknowledges receipt of a copy of that certain First Lien Guaranty and Security Agreement, dated as of June 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), made by BIOSCRIP, INC., a Delaware corporation and the other Grantors party thereto for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns, the “Collateral Agent”). The undersigned agrees for the benefit of the Collateral Agent and the Secured Parties defined therein as follows:

1.          The undersigned will be bound by the terms of the Agreement relating to the Pledged Securities issued by the undersigned and will comply with such terms insofar as such terms are applicable to the undersigned.

2.          The terms of Sections 7.1(c) and 7.5 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Sections 7.1(c) or 7.5 of the Agreement with respect to the Pledged Securities issued by the undersigned.

[NAME OF PLEDGED SECURITY ISSUER]

By:
Name:
Title:

Address for Notices:
[_____]
[_____]
Attention: [_____]
Telecopy Number: [_____]